CALAMOS® CONVERTIBLE AND HIGH INCOME FUND

(THE “FUND”)

Supplement dated August 15, 2019 to the

Statement of Additional Information dated March 1, 2019

Effective August 15, 2019, Thomas E. Herman is a Vice President and Chief Financial Officer and Dave Vanisko is a Treasurer of the Fund. Accordingly, the Statement of Additional Information is hereby amended to include the following information about the new officers and to delete information pertaining to Curtis Holloway:

The “Officers” section on beginning page S-29 of the Statement of Additional Information is hereby amended as follows:

Name and Year of Birth	Position(s) with Trust	Principal Occupation(s)

Thomas E. Herman (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since August 2019)	Chief Financial Officer, CAM, CILLC, Calamos, and CWM (since 2016); prior thereto Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Dave Vanisko (1968)	Treasurer (since August 2019)	Head of Fund Administration (since August 2019), Calamos; prior thereto Assistant Controller (2003-August 2019)

The sixth paragraph in the “Investment Adviser and Investment Management Agreement” section on page S-37 of the Statement of Additional Information is deleted and replaced with the following paragraph:

Calamos is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Asset Management, Inc. (“CAM”) is the sole manager of CILLC and a wholly owned subsidiary of Calamos Partners LLC (“CPL”). As of January 31, 2019, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by CPL. CPL was owned by Calamos Family Partners, Inc. (“CFP”), John P. Calamos, Sr., and John S. Koudounis. CFP was owned by members of the Calamos family, including John P. Calamos, Sr. In addition, Mr. Koudounis has the option to purchase a controlling interest in CPL upon the death or permanent disability of John P. Calamos, Sr., provided Mr. Koudounis is then serving as Chief Executive Officer of CAM and CILLC. John P. Calamos, Sr. is an affiliated person of the Fund and Calamos by virtue of his position as Chairman, Trustee and President of the Fund and Chairman and Global Chief Investment Officer (“Global CIO”) of Calamos. John S. Koudounis, Robert F. Behan, Thomas E. Herman, J. Christopher Jackson and Dave Vanisko are affiliated persons of the Fund and Calamos by virtue of their positions as Vice President; Vice President; Vice President and Chief Financial Officer; Vice President and Secretary; and Treasurer; of the Fund; respectively, and as Chief Executive Officer; President and Head of Global Distribution; Chief Financial Officer; Senior Vice President, General Counsel and Secretary; and Head of Fund Administration of Calamos, respectively.

Effective July 10, 2019, the section titled “Trustees Who Are Not Interested Persons of the Fund” beginning on page S-26 of the Statement of Additional Information is hereby deleted and replaced with the following:

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

John E. Neal (1950)	Trustee (since 2001); Lead Independent Trustee (since July 2019) Term Expires 2021	26	Retired; private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook, Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak (1951)	Trustee (since 2002) Term Expires 2020	26	Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust, and JNL Variable Fund LLC (since 2007) and Jackson Variable Series Trust (since 2018), JNL Strategic Income Fund LLC (2007-2018), (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

Stephen B. Timbers (1944)	Trustee (since 2004); Lead Independent Trustee (2005-July 2019) Term Expires 2022	26	Private investor

David D. Tripple (1944)	Trustee (since 2006) Term Expires 2021	26	Private investor; Trustee, Century Capital Management Trust (open-end mutual funds) (2004-2018)***

Virginia G. Breen (1964)	Trustee (since 2015) Term Expires 2022	26	Private Investor; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed- end funds) (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Lloyd A. Wennlund (1957)	Trustee (since 2018) Term Expires 2022	26	Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (since 2011)

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.
**	Overseeing 161 portfolios in fund complex.
***	Overseeing two portfolios in fund complex.
****	Overseeing five portfolios in fund complex.
*****	Overseeing five portfolios in fund complex.
^

The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund.

Effective July 9, 2019, the last paragraph in the section titled “Officers” on page S-29 of the Statement of Additional Information is hereby deleted and replaced with the following:

The Fund’s Board of Trustees consists of seven members. In accordance with the Fund’s Agreement and Declaration of Trust, the Board of Trustees is divided into three classes of approximately equal size. The terms of the trustees of the different classes are staggered. The terms of John P. Calamos, Sr. and William R. Rybak will expire at the annual meeting of shareholders in 2020. The terms of John E. Neal and David D. Tripple will expire at the annual meeting of shareholders in 2021. The terms of Virginia G. Breen, Stephen B. Timbers and Lloyd A. Wennlund will expire at the annual meeting of shareholders in 2022. Such classification of the Trustees may prevent the replacement of a majority of the Trustees for up to a two year period. Each of the Fund’s officers serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees. Mr. Rybak and Ms. Breen are the Trustees who represent the holders of preferred shares of the Fund.

Effective July 10, 2019, the section titled “Committees of the Board of Trustees” beginning on page S-29 of the Statement of Additional Information is hereby deleted and replaced with the following:

Committees of the Board of Trustees. The Fund’s Board of Trustees currently has five standing committees:

Executive Committee. Messrs. John Calamos and John E. Neal are members of the Executive Committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the Board, with certain exceptions.

Audit Committee. Messrs. Stephen B. Timbers, John E. Neal, William R. Rybak (Chair), David D. Tripple and Lloyd A. Wennlund and Ms. Virginia G. Breen, each a non-interested Trustee, serve on the Audit Committee.

The Audit Committee approves the selection of the independent auditors to the Trustees, approves services to be rendered by the auditors, monitors the auditors’ performance, reviews the results of the Fund’s audit, determines whether to recommend to the Board that the Fund’s audited financial statements be included in the Fund’s annual report and responds to other matters deemed appropriate by the Board of Trustees.

Governance Committee. Stephen B. Timbers, John E. Neal, William R. Rybak, Virginia G. Breen (Chair), David D. Tripple and Lloyd A. Wennlund, each a non-interested Trustee, serve on the Governance Committee. The Governance Committee oversees the independence and effective functioning of the Board of Trustees and endeavors to be informed about good practices for fund boards. The members of the Governance Committee make recommendations to the Board of Trustees regarding candidates for election as non-interested Trustees. The Governance Committee will consider shareholder recommendations regarding potential candidates for nomination as Trustees properly submitted to the Governance Committee for its consideration. A Fund shareholder who wishes to nominate a candidate to the Fund’s Board of Trustees must submit any such recommendation in writing via regular mail to the attention of the Fund’s Secretary, at the address of the Fund’s principal executive offices. The shareholder recommendation must include:

•

the number and class of all Fund shares owned beneficially and of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•

a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•

information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Fund, Calamos or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the Committee to make such determination;

•	the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Fund, if elected;

•

a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•	the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and

•	such other information that would be helpful to the Governance Committee in evaluating the candidate.

The Governance Committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a Trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of a written request from the Governance Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Governance Committee is not required to consider such candidate. During periods when the Governance Committee is not actively recruiting new Trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the Governance Committee may dispose of the shareholder recommendation.

Dividend Committee. John P. Calamos, Sr. serves as the sole member of the dividend committee. The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Valuation Committee. David D. Tripple, Virginia G. Breen, John E. Neal, William R. Rybak, Stephen B. Timbers and Lloyd A. Wennlund (Chair), each a non-interested Trustee, serve on the Valuation Committee. The Valuation Committee oversees the implementation of the valuation procedures adopted by the Board of Trustees. The members of the Valuation Committee make recommendations to the Board of Trustees regarding valuation matters relating to the Fund.

In addition to the above committees, there is a Board of Trustees directed pricing committee comprised of officers of the Fund and employees of Calamos.

The following table identifies the number of meetings the Board of Trustees and each standing committee held during the fiscal year ended October 31, 2018.

NUMBER OF MEETINGS DURING FISCAL YEAR ENDED October 31, 2018
Board of Trustees	5
Executive Committee	0
Audit Committee	4
Governance Committee	2
Dividend Committee(1)	0
Valuation Committee	4

(1)	Although the Dividend Committee held no meetings, it acted by written consent on twelve occasions.

The Fund’s Agreement and Declaration of Trust provides that the Fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any claim in which they may be involved because of their offices with the Fund, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Please retain this supplement for future reference.

CHYSPT 08/19